VORNADO
REALTY TRUST

JUNE 2019










NEW YORK CITY FOCUSED
BEST-IN-CLASS ASSETS
LEADING OPERATING PLATFORM
VORNADO REALTY TRUST
UNIQUE & SCALABLE PENN DISTRICT OPPORTUNITY
FORTRESS BALANCE SHEET
TRACK RECORD OF VALUE CREATION

VORNADO'S MANAGEMENT TEAM
DEEP, TALENTED & EXPERIENCED

VORNADO REALTY TRUST

CORPORATE OFFICERS



STEVEN ROTH — Chairman of the Board and Chief Executive Officer

MICHAEL J. FRANCO — President

DAVID R. GREENBAUM — Vice Chairman

JOSEPH MACNOW — Executive Vice President, Chief Financial Officer, Chief Administrative Officer

GLEN WEISS — Executive Vice President, Office Leasing Co-Head of Real Estate

BARRY S. LANGER — Executive Vice President, Development Co-Head of Real Estate

HAIM S. CHERA — Executive Vice President, Head of Retail

EXECUTIVE VICE PRESIDENTS



MIKE DOHERTY — President & CEO of BMS

ROBERT ENTIN — Executive Vice President, Chief Information Officer

EDWARD P. HOGAN, JR. — Executive Vice President, Retail Leasing

FRED GRAPSTEIN — Executive Vice President, Hotel Pennsylvania

MARK HUDSPETH — Executive Vice President, Head of Capital Markets

MATTHEW IOCCO — Executive Vice President, Principal Accounting Officer

MYRON MAURER — Chief Operations Officer, theMART

THOMAS SANELLI — Executive Vice President & Chief Financial Officer, New York

GASTON SILVA — Chief Operations Officer

CRAIG STERN — Executive Vice President, Tax & Compliance

SENIOR VICE PRESIDENTS



DAVID BELLMAN — Senior Vice President, Development Design & Construction

CLIFF BROSER — Senior Vice President, Acquisitions & Capital Markets

ELANA BUTLER — Senior Vice President, Retail Leasing Counsel

PAMELA CARUSO — Senior Vice President, Office Leasing Counsel

CATHERINE CRESWELL — Senior Vice President, Investor Relations

RICH PAMULARO — Senior Vice President, Controller

JOSH GLICK — Senior Vice President, Office Leasing

ADAM GREEN — Senior Vice President, Acquisitions & Capital Markets

GARY HANSEN — Senior Vice President & Controller - Alexander's

PAUL C. HEINEN — Senior Vice President, Office Leasing, theMART

JAN LACHAPELLE — Senior Vice President, Acquisitions & Capital Markets



FRANK MAIORANO — Senior Vice President, Tax & Compliance

SUSAN MCCULLOUGH — Senior Vice President, theMART - Tradeshows

MARIO RAMIREZ — Senior Vice President, Acquisitions & Capital Markets

RICHARD RECZKA — Senior Vice President, Acquisitions & Capital Markets

ALAN RICE — Corporation Counsel

JESSICA ROSS — Senior Vice President, Financial Planning & Analysis

STEVE SANTORA — Senior Vice President, Financial Operations

GEOFF SMITH — Senior Vice President, Development

NICK STELLO — Senior Vice President, IT Infrastructure

LISA VOGEL — Senior Vice President, Marketing

ELI ZAMEK — Senior Vice President, Development Design & Construction

NEW YORK CITY IS OUR HOME & CONTINUES TO BE A MAGNET FOR TALENT AND COMPANIES

VORNADO REALTY TRUST

ECONOMIC GROWTH

- New York City has captured the greatest share of U.S. (8.3%) and Global GDP (2.6%) of all cities between 2010-2017
- New York City created more jobs than peers across a diverse set of industries, while Tier 2 fast-growing cities are more heavily skewed to technology

LABOR POOL

- New York City has a growing population of educated individuals (net in-migration of 33K people with bachelor degrees between 2014-2017)

TALENT ATTRACTION

- New York City is the leading city for talent attraction domestically (#1 city for top U.S. college graduates) and abroad (31% H1B visa approvals)
- New York City has the most ultra high net worth individuals globally and is growing

INNOVATION

- New York City is leading in new companies formed (e.g., start-up density of 154.7 new businesses per 1000 vs. 150.4 for San Francisco)
- New York City reached $13B of VC funding in start-ups in 2017, nearly 4x 2013 levels and captured 20% of U.S. VC funding, second only to San Francisco

Source: McKinsey & Co.

RELENTLESS PURSUIT OF SHAREHOLDER VALUE

A TRACK RECORD OF EXECUTING SMART, STRATEGIC TRANSACTIONS

VORNADO REALTY TRUST

2012+ — NON-CORE ASSET SALES

- Disposed of $6.2 billion of non-core assets to date including regional malls, the Mart business (retaining theMART building in Chicago) and other non-core investments

2015 — URBAN EDGE PROPERTIES

- Spun off strip center portfolio, creating focused, pure-play Northeastern shopping center business with strong growth profile
- Irreplaceable portfolio of properties concentrated in dense, high barrier to entry markets with attractive demographics
- Embedded growth opportunities from redevelopment and anchor repositioning projects
- Proven management team

2017 — JBG SMITH PROPERTIES

- Spun off and merged Washington, DC business with The JBG Companies to create the largest, pure-play, mixed-use operator focused solely on Washington, DC
- Best-in-class Washington, DC focused management team with proven record of success
- Premier portfolio of mixed-use (office, multifamily and retail) assets in Metro-served, urban infill submarkets
- Vornado shareholders owned ~74% at the time of the spin
- Future home of Amazon HQ2

2019 — FLAGSHIP RETAIL JV

- Transferred 45.4% common equity interest in seven flagship Upper Fifth Avenue and Times Square retail assets
- $5.556 billion transaction value at a 4.50% cap rate
- Vornado retains 51% of common equity and is general partner of the JV
- Deal validates net asset value of retail portfolio
- Transaction generated $1.2 billion of cash, plus Vornado retained $1.83 billion of preferred equity yielding 4.25%

2020 — 220 CENTRAL PARK SOUTH NEW YORK

- With over $1.0 billion of projected profit, 220 CPS is the most successful condo project ever completed in Manhattan
- The net proceeds from 220 CPS will fund the redevelopment of Farley, PENN1 and PENN2 with little or no new incremental debt

OVER $18 BILLION IN ASSET DISPOSITIONS

WHAT'S NEXT?

VORNADO REALTY TRUST

EXPECTED COMPLETION DATE: 2020 | 2021 | 2022 | FUTURE

FARLEY (2020)



PENN 1 (2021)



PENN 2 (2022)



FUTURE


PENN15


260 ELEVENTH

OTHER PENN DISTRICT DEVELOPMENT OPPORTUNITIES

TRANSFORMATION OF THE PENN DISTRICT IS UNDERWAY

VORNADO REALTY TRUST

FARLEY





PENN 1


PENN 1
STARR


DESIGNING A CAMPUS FOR TOMORROW'S WORKFORCE

PENN 2


ELEVATE YOUR TALENT

SIGNIFICANT DRY POWDER AVAILABLE FOR CURRENT PIPELINE & FUTURE INVESTMENTS

VORNADO REALTY TRUST

(Amounts in thousands, as of 3/31/19 adjusted for Retail Transaction)


2,096,000
220 CPS REMAINING PROCEEDS
2,360,000
CASH ADJUSTED FOR RETAIL TRANSACTION[1]
1,012,000
220 CPS COST TO COMPLETE[2]
513,000
FARLEY COST TO COMPLETE[3]
563,000
PENN1 COST TO COMPLETE[4]
200,000
PENN2
PENN15
260 ELEVENTH
INVESTMENT OPPORTUNITIES
SOURCES[5]
$3,372,000
USES
$1,276,000
AVAILABLE TO FUND FUTURE GROWTH
$2,096,000

1. Includes restricted cash, marketable securities, cash proceeds from the Retail Transaction and reflects $850 million of debt reduction and potential special dividend.
2. Includes 220 CPS remaining mortgage and construction costs.
3. Farley development costs at our share, net of anticipated historic tax credits.
4. Expected to increase due to scope change.
5. Does not include $1.83 billion of preferred equity received as part of the Retail Transaction, or loan participation in 150 West 34th Street.

RATIONALE FOR OWNING VORNADO STOCK

VORNADO REALTY TRUST

- Attractive common dividend yield of 4.0%[1]
- Trading at a significant discount to NAV
- Deep, talented, proven management team
- Fortress balance sheet with substantial cash and available liquidity (~$3.8 billion today and growing) to fund Penn District and take advantage of future investment opportunities
- Only significant way to invest publicly in fast growing West Side of Manhattan
- Growth from Penn District redevelopment – over 9 million SF existing portfolio with significant NOI upside and value creation
    - 6.8 million SF of office with average in-place rents of $64 PSF
    - Farley Building (850,000 rentable SF) redevelopment commenced 1Q18
    - **PENN**1 redevelopment commenced in 4Q18
    - **PENN**2 transformation (1.8 million rentable SF) to commence in 1Q20
    - Hotel Pennsylvania (2.8 million rentable SF of development)
    - Other development sites
- Internal growth over time from highly sought-after existing assets (e.g., 770 Broadway, 555 California Street, theMART)
- Largest owner of LEED certified buildings in New York City with 26 million SF
- Management has consistently acted to create shareholder value

1. As of 5/31/19 market close.

FORTRESS BALANCE SHEET

VORNADO REALTY TRUST

(Amounts in millions)

		POST-TRANSACTION[1]
Secured debt	$	6,556
Unsecured debt		1,280
Pro rata share of non-consolidated debt		2,920
Less: noncontrolling interests' share of consolidated debt		(480)
Total debt		**10,276**
220 CPS (mortgage + term loan)		(1,063)
Projected cash proceeds from 220 Central Park South in excess of the $1,063 debt repaid		(1,049)
Cash, restricted cash and marketable securities[2]		(1,117)
Net Debt	**$**	**7,047**
TTM EBITDA, as adjusted[3]	**$**	**1,147**
Net Debt/EBITDA, as adjusted		**6.1x**

- Investment grade debt — Baa2/BBB
- $2.7 BN in revolver capacity
- $1.1 BN in cash[2]
- Weighted average debt maturity — 4.1 years
- ~$9 BN of unencumbered assets

1. 3/31/19 figures adjusted for the Retail Transaction and $850 million of debt reduction.
2. Includes $105 million 150 West 34th Street loan participation and deducts potential special dividend.
3. See page 24 for non-GAAP reconciliation.

VORNADO
REALTY TRUST

GROWTH FROM REDEVELOPMENT









Components of NOI at share - Cash Basis[1]

Post redevelopment, the Penn District is expected to represent a greater percentage of NOI


PENN DISTRICT
22%
NYC RETAIL
21%
theMART /
555 CALIFORNIA
12%
NYC OFFICE
67%

TTM 3/31/19 NOI: $1,183M[2]


TIMES SQUARE SOUTH
PENN1
100 WEST 33RD
PENN PLAZA
330 WEST 34TH
FARLEY BUILDING
PENN15
PENN2
PENN11
260 ELEVENTH AVENUE
FLATIRON
CHELSEA
512 WEST 22ND STREET
85 TENTH AVENUE
UNION SQUARE
4 UNION SQUARE SOUTH
770 BROADWAY
GREENWICH
VILLAGE
WEST
VILLAGE
606 BROADWAY
HUDSON SQUARE

1. *For the trailing twelve months ended 3/31/19, as adjusted for April 18th Retail Transaction.*
2. *Excluding other investments (see page 23 for non-GAAP reconciliation).*

THE PENN DISTRICT
THE EPICENTER OF THE *NEW* NEW YORK

VORNADO
REALTY TRUST

UNIQUE VALUE CREATION OPPORTUNITY

- **Existing office leasable space of 6.8MM SF with average in-place rents of $64 PSF[1]**
- **Hudson Yards to the west asking rents range from $99-225 PSF[1]**
- **Transformation of the neighborhood will enormously enhance the value of Vornado's Penn District retail holdings**

1. As of 3/31/2019



650,000
RIDERS PER DAY
New York City Subway
AMTRAK
NJTRANSIT
PATH
ESTIMATED OPENING 2022
HUDSON RIVER
JACOB K. JAVITS CONVENTION CENTER
330 WEST 34TH ST
FARLEY
MOYNIHAN TRAIN HALL
MADISON SQUARE GARDEN
PENN1
PENN2
PENN11
PENN15 (HOTEL PENN)
100 WEST 33RD ST MANHATTAN MALL
7 WEST 34TH ST
MACY'S
EMPIRE STATE BUILDING
TRAINS FOR MOYNIHAN TRAIN HALL AND PENN STATION BELOW
HUDSON YARDS
MANHATTAN WEST
THE PENN DISTRICT
VORNADO OWNED PROPERTIES

FARLEY BUILDING
UNIQUE HORIZONTAL CAMPUS DIRECTLY ON TOP OF TRANSPORTATION

VORNADO
REALTY TRUST

- Vornado owns a 95% interest in the Farley Building
- Vornado is developing the Farley Building, which will include 730,000 square feet of office and 120,000 square feet of retail space
- 1.6 acres of rooftop park space
- Total budget of $760 million at share
- Expected delivery 3Q 2020


SKYLIGHT SURROUNDED BY FARLEY OFFICE SPACE


70,000 SF OF ROOFTOP PARK SPACE


MAIN OFFICE LOBBY DESIGN


INTERIOR CONCEPT DESIGN OF ANNEX FLOOR


FARLEY PARK - ROOF TERRACE PAVILION DESIGN


MOYNIHAN TRAIN HALL CONCOURSE

PENN1
WHERE TALENT IS OUR CLIENT

VORNADO
REALTY TRUST



34TH STREET LOBBY ENTRY



34TH STREET LOBBY RECEPTION DESK



SOCIAL STAIR



33RD STREET LOBBY LIBRARY



33RD STREET PLAZA LOOKING EAST

PENN2
DESIGNING A CAMPUS FOR TOMORROW'S WORKFORCE

VORNADO REALTY TRUST



PROPOSED **PENN2** BUSTLE



PROPOSED **PENN2** LOOKING SOUTH ON 7TH AVENUE AND PLAZA33



PROPOSED **PENN2** OFFICE LOBBY



PROPOSED NORTH FACADE OF **PENN2** LOOKING SOUTH AT PLAZA33



PROPOSED DOUBLE HEIGHT OFFICE SPACE LOCATED IN THE BUSTLE



PROPOSED ROOFTOP TERRACE

NATIONALLY RECOGNIZED, INDUSTRY-LEADING SUSTAINABILITY PROGRAM

VORNADO SUSTAINABILITY

ENERGY STAR AWARD 2019 PARTNER OF THE YEAR Sustained Excellence

- 6-time Energy Star Partner of the Year; Sustained Excellence recipient 2019
- Largest owner of LEED certified buildings in New York City with over 26 million square feet. All new commercial developments will be, at minimum, LEED Gold certified
- NAREIT Leader in the Light award 2018, 9th year in a row
- Global Real Estate Sustainability Benchmark (GRESB) "Green Star" since 2013; #3 among all listed US Real Estate companies, 2018
- 20% reduction in same-store greenhouse gas emission since 2009

BMS GREEN CLEAN℠

U.S. GREEN BUILDING COUNCIL LEED CERTIFIED USGBC

GRESB Global Real Estate Sustainability Benchmark

NAREIT 2018 Leader In The Light Sustainable Real Estate Practices

fitwel

EIP ENERGY INFORMATION PORTAL

VORNADO
REALTY TRUST

APPENDIX









SELECT NEW YORK CITY OFFICE PROPERTIES

VORNADO
REALTY TRUST

PLAZA DISTRICT


888 SEVENTH AVENUE


650 MADISON AVENUE


595 MADISON AVENUE


640 FIFTH AVENUE


689 FIFTH AVENUE

GRAND CENTRAL


330 MADISON AVENUE


90 PARK AVENUE

PENN DISTRICT


7 WEST 34TH STREET


PENN11


330 WEST 34TH STREET


PENN1 / PENN2


THE FARLEY BUILDING

MIDTOWN


731 LEXINGTON AVENUE


1290 AVENUE OF THE AMERICAS

MIDTOWN SOUTH


ONE PARK AVENUE


770 BROADWAY

PARK AVENUE


280 PARK AVENUE


350 PARK AVENUE

CHELSEA / MEATPACKING


61 NINTH AVENUE


512 WEST 22ND STREET


85 TENTH AVENUE

SELECT NEW YORK CITY STREET RETAIL PROPERTIES

VORNADO
REALTY TRUST



828-850 MADISON AVENUE


COACH

595 MADISON AVENUE



650 MADISON AVENUE


Berluti

677 MADISON AVENUE



1540 & 1535 BROADWAY



666 FIFTH AVENUE



689 FIFTH AVENUE



640 FIFTH AVENUE



655 FIFTH AVENUE



510 FIFTH AVENUE



697 FIFTH AVENUE


OLD NAVY
croc

150 WEST 34TH STREET



435 SEVENTH AVENUE



4 UNION SQUARE

VORNADO
REALTY TRUST




theMART


MARSHALL'S LAND





theMART building (Chicago) – best example of contemporary office space outside of Silicon Valley. Transformed from a showroom building to the premier creative and tech hub in the Midwest, resulting in significant earnings growth and value creation

- 3,676,000 SF building – 94.9% Occupancy at 3/31/19
- Located in River North, the hottest submarket in Chicago
- Since 2011, have converted over 950,000 SF from showroom/trade show space to creative office space
- 3/31/19 TTM Cash NOI (non-GAAP)[1] of $103.1 million[2] versus 2011 Cash NOI (non-GAAP) of $54.3 million
- In-place escalated rents average $48.34 PSF as of 3/31/19 (office $43.91, showroom $53.71 and retail $55.36)
- In conjunction with the City of Chicago, theMART debuted *Art on theMART* on September 29, 2018. This curated series of digital artworks projects the work of renowned artists across the 2.5 acre exterior river-façade of theMART, creating the largest permanent digital art projection in the world.

Major Tenants:

- Motorola Mobility (guaranteed by Google)
- ConAgra Foods Inc.
- 1871
- Kellogg's
- Allscripts Healthcare
- Yelp Inc.
- Paypal, Inc.
- Razorfish
- Allstate Insurance
- Steelcase
- Herman Miller

1. See page 25 for non-GAAP reconciliation.

2. The 3/31/19 TTM Cash NOI includes the add back of (i) free rent and (ii) the estimated 80% tenant reimbursement of the $15.1 million additional real estate tax expense accrual due to an increase in the tax-assessed value of theMART.

555 CALIFORNIA STREET

VORNADO
REALTY TRUST



555 California Street - the franchise office building in San Francisco and arguably the most iconic building on the west coast - further NOI growth expected from redeveloped concourse and 315/345 Montgomery

- 1,821,000 SF complex - 99.4% occupancy at 3/31/19
- 3/31/19 TTM Cash NOI (non-GAAP)[1] of $58.7 million at share
- A 78,000 SF signed lease with Regus Spaces, not yet commenced, will bring pro forma NOI to $62.1 million at share
- In-place escalated rents average $76.89 PSF as of 3/31/19, which are significantly below market

Major Tenants:

- Bank of America
- Dodge & Cox
- Fenwick & West LLP
- Microsoft
- Jones Day
- Goldman Sachs
- Sidley Austin
- Kirkland & Ellis LLP
- Morgan Stanley
- UBS
- Wells Fargo
- KKR
- McKinsey & Company Inc.
- Supercell

1. See page 25 for non-GAAP reconciliation.

NON-GAAP FINANCIAL MEASURES

VORNADO REALTY TRUST

This investor presentation contains certain non-GAAP financial measures, including net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA").

NOI represents total revenues less operating expenses. We consider NOI to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI should not be considered a substitute for net income. NOI may not be comparable to similarly titled measures employed by other companies. We calculate NOI on an Operating Partnership basis which is before allocation to the noncontrolling interest of Vornado Realty L.P. (the "Operating Partnership").

EBITDA represents earnings before interest, taxes, depreciation and amortization. EBITDA is essentially NOI less general and administrative expenses. We use EBITDA as a secondary non-GAAP measure primarily in the context of a net debt to EBITDA ratio. We calculate EBITDA on an Operating Partnership basis which is before allocation to the noncontrolling interest of Vornado Realty L.P. (the "Operating Partnership").

A reconciliation of NOI and EBITDA to net income, the most directly comparable GAAP measure, is provided on the following pages.

These non-GAAP financial measures are used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. These metrics do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund obligations and should not be considered as an alternative to net income as performance measures or cash flow as liquidity measures. These non-GAAP metrics may not be comparable to similarly titled measures employed by other companies.

VORNADO REALTY TRUST

(Amounts in millions)

Reconciliation of Vornado Realty Trust Net income to NOI at share - Cash Basis for the trailing twelve months ended March 31, 2019

	For the TTM Ended March 31, 2019
Net income	$ 635
Deduct:	
Income from partially owned entities	(26)
Loss from real estate fund investments	81
Interest and other investment income, net	(46)
Net gains on disposition of wholly owned and partially owned assets	(466)
Purchase price fair value adjustment	(44)
Income from discontinued operations	(1)
NOI attributable to noncontrolling interests in consolidated subsidiaries	(71)
Add:	
Depreciation and amortization expense	455
General and administrative expense	157
Transaction related costs, impairment and other	18
NOI from partially owned entities	252
Interest and debt expense	362
Income tax expense	65
Non cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(32)
Adjustment for Retail Transaction[1]	(101)
NOI at share - Cash Basis	1,238
Other Investments NOI - Cash Basis	(55)
NOI at share - Cash Basis excluding other investments	$ 1,183

1. Impact of April 18th Retail Transaction on NOI.

NOI at share - Cash Basis by segment:

	For the TTM Ended March 31, 2019
New York:	
Office (includes $27MM of BMS NOI)	$ 502
Penn District - Office	209
Retail	192
Penn District - Retail	54
Residential	22
Alexander's	47
Hotel Pennsylvania	10
	1,036
Other:	
theMART (including trade shows)	92
555 California Street	55
	147
NOI at share - Cash Basis excluding other investments	$ 1,183

NON-GAAP RECONCILIATIONS

VORNADO REALTY TRUST

(Amounts in millions)

Reconciliation of Net income attributable to the Operating Partnership to EBITDA and EBITDA, as adjusted for the trailing twelve months ended March 31, 2019

	For the TTM March 31, 2019
Net income attributable to the Operating Partnership	$ 673
Interest and debt expense	460
Depreciation and amortization	526
Income tax expense	65
EBITDA	1,724
Adjustments, net [1]	(577)
EBITDA, as adjusted	$ 1,147

1. *Includes our share of EBITDA transferred in the Retail Transaction, income from our sold properties, our Real Estate Fund, gains on sale of real estate, impairment losses, change in fair value of marketable securities, gains on sale of 220 CPS condominium units and other adjustments.*

(Amounts in millions)

Reconciliation of theMART Net income to EBITDA, NOI - Cash Basis and NOI - Cash Basis as adjusted for the year ended December 31, 2011 and for the trailing twelve months ended March 31, 2019

	For the TTM Ended March 31, 2019	For the Year Ended December 31, 2011
Net income (loss)	$ 21.8	$ (4.5)
Interest and debt expense	18.7	31.2
Depreciation and amortization	39.5	21.6
EBITDA	80.0	48.3
Non-cash adjustments and other	3.7	3.1
NOI - Cash Basis	83.7	51.4
Adding back real estate tax expense adjustment	12.1	—
Adding back free rent	7.3	2.9
NOI - Cash Basis as adjusted	$ 103.1	$ 54.3

Reconciliation of 555 California Street Net income to EBITDA, NOI at share - Cash Basis and NOI at share - Cash Basis as adjusted for the year ended December 31, 2012 and for the trailing twelve months ended March 31, 2019

	For the TTM Ended March 31, 2019 at share	For the Year Ended December 31, 2012 at share
Net income (loss)	$ 12.0	$ (4.6)
Interest and debt expense	17.9	22.0
Depreciation and amortization	26.1	28.5
Income tax expense	0.6	0.3
EBITDA	56.6	46.2
Non-cash adjustments and other	(1.2)	(9.1)
NOI at share - Cash Basis	55.4	37.1
Adding back free rent	3.3	1.1
NOI at share - Cash Basis as adjusted	$ 58.7	$ 38.2

VORNADO
REALTY TRUST

JUNE 2019







